Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Identifiable Intangible Assets [Abstract]
Goodwill and Identifiable Intangible Assets

7. Goodwill and Identifiable Intangible Assets

Goodwill. In accordance with the accounting standards for business combinations, the Company records the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition (commonly referred to as the purchase price allocation). As part of the purchase price allocations for the Company’s business acquisitions, identifiable intangible assets are recognized as assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired business and sold, transferred, licensed, rented or exchanged. However, the Company does not recognize any intangible assets apart from goodwill for the assembled workforces of its business acquisitions. At December 31, 2011, the Company had approximately 52,000 employees, and the substantial majority of the sales generated by the Company’s businesses are from the productive labor efforts of its employees, as compared to selling manufactured products or right-to-use technology.

Generally, the largest intangible assets from the businesses that the Company acquires are the assembled workforces, which includes the human capital of the management, administrative, marketing and business development, scientific, engineering and technical employees of the acquired businesses. The success of the Company’s businesses, including their ability to retain existing business (revenue arrangements) and to successfully compete for and win new business (revenue arrangements), is primarily dependent on the management, marketing and business development, contracting, engineering and technical skills and knowledge of its employees, rather than on productive capital (plant and equipment, and technology and intellectual property). Additionally, for a significant portion of its businesses, the Company’s ability to attract and retain employees who have U.S. Government security clearances, particularly those of top-secret and above, is critical to its success, and is often a prerequisite for retaining existing revenue arrangements and pursuing new ones. Generally, patents, trademarks and licenses are not material for the Company’s acquired businesses. Furthermore, the Company’s U.S. Government contracts (revenue arrangements) generally permit other companies to use the Company’s patents in most domestic work performed by such other companies for the U.S. Government. Therefore, because intangible assets for assembled workforces are part of goodwill in accordance with the accounting standards for business combinations, the substantial majority of the intangible assets for the Company’s business acquisitions is recognized as goodwill. Additionally, the value assigned to goodwill for the Company’s business acquisitions also includes the value that the Company expects to realize from cost reduction measures that it implements for its acquired businesses.

The table below presents the changes in goodwill allocated to the Company’s reporting units in each reportable segment.

	Electronic Systems	C3ISR	AM&M	NSS	Consolidated Total
	(in millions)
Balance at December 31, 2009	$3,842	$870	$1,158	$1,095	$6,965

Business acquisitions	530	—	—	—	530
Sale of a business	(2)	—	—	—	(2)
Foreign currency translation (1)	1	(2)	14	(1)	12
Segment reclassification	34	—	—	(34)	—

Balance at December 31, 2010	$4,405	$868	$1,172	$1,060	$7,505

Business acquisitions	22	3	2	—	27
Impairment loss	(43)	—	—	—	(43)
Foreign currency translation (1)	(12)	—	(5)	—	(17)
Segment reclassification (2)	168	(74)	—	(94)	—

Balance at December 31, 2011	$4,540	$797	$1,169	$966	$7,472

(1)

The changes in goodwill from foreign currency translation adjustments are due to fluctuations in the U.S. dollar and foreign currency exchange rates. The decrease in goodwill presented in the Electronic Systems and AM&M segments during 2011 was primarily due to the strengthening of the U.S. dollar against the Canadian dollar and the Euro. The decrease in goodwill presented in the C 3ISR and NSS reportable segments during 2010 was due to the strengthening of the U.S. dollar against the British pound. The increase in goodwill presented in the Electronic Systems and AM&M reportable segments during 2010 was primarily due to the weakening of the U.S. dollar against the Canadian dollar.

(2)

As a result of re-alignments of business units in the Company’s management and organizational structure as discussed in Note 2, goodwill was reclassified on a relative fair value basis among the Electronic Systems, C3ISR and NSS segments during the quarter ended April 1, 2011. In addition, effective January 1, 2012, the Company re-aligned a business unit’s management and organizational structure, as discussed in Note 2, and made a reclassification of goodwill between the Electronic Systems and C 3ISR segments.

For the year ended December 31, 2011, the increase of $27 million related to business acquisitions was comprised of: (1) $19 million for business acquisitions completed during the year ended December 31, 2011, (2) $3 million for earnouts related to certain business acquisitions completed prior to January 1, 2011 and (3) $5 million primarily for adjustments related to final purchase price allocations for certain business acquisitions completed prior to January 1, 2011.

For the year ended December 31, 2010, the increase of $530 million related to business acquisitions completed during the year ended December 31, 2010. The decrease of $2 million related to the sale of ITC completed on December 17, 2010.

As discussed in Note 2, the carrying value of goodwill is tested for impairment annually as of November 30 as well as whenever events or changes in circumstances indicate that the carrying amount may not be recoverable using a two step process for each reporting unit. The first step of the November 30, 2011 annual impairment test indicated that a portion of the $105 million of goodwill for the Marine Services business may not be recoverable. The Company performed the second step of the impairment test in accordance with the accounting standards for goodwill to measure the impairment loss and determined that the implied goodwill was $43 million lower than the carrying amount. Accordingly, the Company recorded a non-cash impairment charge of $43 million ($42 million after income taxes), or $0.40 per diluted share for the impairment of goodwill. The goodwill impairment charge was due to a decline in the estimated fair value of the Marine Services business, which is part of the Electronics Systems segment, as a result of a decline in its projected future cash flows. The decline in projected future cash flows was due to: (1) lower DoD budgets which have caused shipyards to retain work that has been typically outsourced to Marine Services and (2) lower margins on existing and expected future contracts due to increased competition. The Company’s accumulated goodwill impairment losses at December 31, 2011 and 2010 were $58 million and $15 million, respectively, all of which was recorded in the Electronic Systems segment.

Identifiable Intangible Assets. The most significant identifiable intangible asset that is separately recognized for the Company’s business acquisitions is customer contractual relationships. All of the Company’s customer relationships are established through written customer contracts (revenue arrangements). The fair value for customer contractual relationships is determined, as of the date of acquisition, based on estimates and judgments regarding expectations for the estimated future after-tax earnings and cash flows (including cash flows for working capital) arising from the follow-on sales on contract (revenue arrangement) renewals expected from the customer contractual relationships over their estimated lives, including the probability of expected future contract renewals and sales, less a contributory assets charge, all of which is discounted to present value.

Information on the Company’s identifiable intangible assets that are subject to amortization is presented in the table below.

	December 31, 2011				December 31, 2010
	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in years)			(in millions)
Customer contractual relationships	20	$422	$192	$230	$422	$156	$266
Technology	11	149	87	62	145	72	73
Other	15	27	11	16	26	8	18

Total	18	$598	$290	$308	$593	$236	$357

Amortization expense recorded by the Company for its identifiable intangible assets is presented in the table below.

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Amortization expense	$54	$46	$41

Based on gross carrying amounts at December 31, 2011, the Company’s estimate of amortization expense for identifiable intangible assets for the years ending December 31, 2012 through 2016 are presented in the table below.

	Year Ending December 31,
	2012	2013	2014	2015	2016
	(in millions)
Estimated amortization expense	$42	$35	$36	$31	$26